UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
(Amendment No. 1)
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 28, 2025
COASTAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-38589	56-2392007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5415 Evergreen Way, Everett, Washington 98203
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:  (425) 257-9000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	CCB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ⃞
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ⃞

Explanatory Note.
On January 28, 2025, Coastal Financial Corporation, a Washington corporation (the “Company”), filed a Current Report on Form 8-K (the “Original 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”), which included as Exhibit 99.1 to the Original 8-K an investor presentation (the “Investor Presentation”), containing the Company’s financial highlights for the fiscal quarter and fiscal year ended December 31, 2024. The Company is filing this Amendment No.1 to the Original Form 8-K (the “Amended 8-K”) to furnish a revised investor presentation that reflects corrections to certain items in the balance sheet, income statement and statement of cash flows included in the Original 8-K, resulting from errors made in the Company’s accounting related to certain fintech partners.
Item 7.01    Regulation FD Disclosures.
On March 17, 2025, the Company filed an updated Investor Presentation with financial information for the fourth quarter and fiscal year ended December 31, 2024, a copy of which is furnished as Exhibit 99.1 to this Amended 8-K (the “Amended Investor Presentation”).

As noted in the Explanatory Note, the Amended Investor Presentation corrects certain items in the balance sheet, income statement and statement of cash flows included in the Original 8-K, resulting from errors made in the Company’s accounting related to certain fintech partners. The adjustments resulted in impacts to certain items of the Company’s income statement but did not impact the Company’s net income or earnings per share in the financial statements for the fiscal quarter and fiscal year ended December 31, 2024.

The information in Item 7.01 of this Amended 8-K, including the Amended Investor Presentation, is being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or exhibit be deemed incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits
Exhibits

Number	Description

99.1	Investor Presentation, dated March 17, 2025
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL FINANCIAL CORPORATION

Date: March 17, 2025	By:	/s/ Joel G. Edwards
Joel G. Edwards
Executive Vice President and Chief Financial Officer